Exhibit 99.22
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                Computational Materials and/or ABS Term Sheets

Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

                     aggregate pool  group: _1 (Fixed)___   group: ______
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     gross WAC                                   6.65%
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    wtd avg FICO                                621.99
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     FICO < 600                                 34.72%
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    FICO 600-650                                38.40%
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    wtd avg CLTV                                79.08%
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     CLTV = 80                                   8.56%
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    CLTV > 80.01                                44.83%
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    LTV 95.01 -100                               2.26%
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    Full Doc (%)                                77.55%
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    Stated Doc (%)                              22.45%
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     purch (%)                                   6.54%
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    CO refi (%)                                 90.96%
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    Own Occ (%)                                 97.29%
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  Prepay Penalty (%)                            92.26%
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      DTI (%)
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     ARM ? (%)                                   0.00%
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      2/28 (%)                                   0.00%
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      3/27 (%)                                   0.00%
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    1st Lien (%)                               100.00%
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   Avg Loan Balance                        $216,264.23
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     # of Loans                                   1156
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  Loan Bal < $100k                               3.60%
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   Mtg Rates > 12%                               0.00%
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   Manuf Housing (%)                             0.03%
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    largest state                    CA
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    silent 2nd (%)                               6.27%
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    IO loans (%)                                14.66%
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       5yr IO                                  100.00%
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      2 yr IO                                    0.00%
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      IO: FICO                                  646.41
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       IO LTV                                   78.55%
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       IO DTI
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    IO full doc                                 83.47%
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     IO: purch                                   9.03%
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